SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K




                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934



         Date of Report (Date of Earliest Event Reported): March 8, 2000



                            HERSHA HOSPITALITY TRUST
             (Exact name of registrant as specified in its charter)


          Maryland                       005-55249                251811499
(State or other jurisdiction       (Commission File No.)       I.R.S. Employer
      of incorporation)                                     (Identification No.)


                            148 Sheraton Drive, Box A
                       New Cumberland, Pennsylvania 17070
                    (Address of principal executive offices)


                                 (717) 770-2405
              (Registrant's telephone number, including area code)


                                       N/A
          (former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets

         On February 25, 2000, the Board of Trustees of Hersha Hospitality Trust (the "Company") approved the acquisition of all the partnership interests in three Pennsylvania limited partnerships. The Board approved the acquisition of 3144 Associates and, through the ownership of 3144 Associates, a 110-room Hampton Inn & Suites hotel located in Hershey, Pennsylvania, the partnership interests in 1844 Associates, a Pennsylvania limited partnership and, through the ownership of 1844 Associates, a 96-room Best Western hotel located in Indiana, Pennsylvania, and the acquisition of 1544 Associates and, through the ownership of 1544 Associates, a 77-room Comfort Inn located in McHenry,
Maryland. The Company closed on these acquisitions, which were effective as of January 1, 2000, on March 8, 2000.

         3144 Associates, 1844 Associates and 1544 Associates were established as Pennsylvania limited partnerships owned by Hasu P. Shah, Kanti D. Patel, Rajendra O. Gandhi, Jay H. Shah, Kiran P. Patel, Bharat C. Mehta, David L. Desfor and certain other affiliates of the Company (the "Hersha Affiliates"). All of the limited partnership interests in 3144 Associates, 1844 Associates and 1544 Associates were contributed to Hersha Hospitality Limited Partnership ("HHLP" or the "Partnership"). Further, the general partnership interest in 3144 Associates, 1844 Associates and 1544 Associates, which was owned by a Hersha affiliated entity, Shreenathji Enterprises, Ltd., was contributed to Hersha Hospitality, LLC, a Virginia limited liability company ("HHLLC"). HHLP is the sole member of HHLLC. Upon the transfer of both limited partnership and general partnership interests by the Hersha affiliates, 3144 Associates, 1844 Associates and 1544 Associates became wholly-owned subsidiaries of HHLP. 3144 Associates, 1844 Associates and 1544 Associates do not own any assets other than the Hampton Inn & Suites hotel, the Best Western Hotel and the Comfort Inn, respectively.

         The partnership interests in 3144 Associates, 1844 Associates and 1544 Associates were purchased for $7.5 million, $2.2 million and $1.8 million, respectively. The purchase price valuations for the properties acquired from the Hersha Affiliates were based upon the rent to be paid by Hersha Hospitality Management, L.P., the lessee of the Partnership's other hotel properties (the "Lessee"), under percentage leases. The purchase prices of these hotels will be adjusted on December 31, 2001 by applying a pricing methodology to such hotels' cash flows in a manner similar to that of the other hotels purchased by HHLP from the Hersha Affiliates. The adjustments must be approved by a majority of the Company's independent trustees.

         The Partnership acquired all the partnership interests in 3144 Associates and consequently the Hampton Inn & Suites, through the assumption of approximately $5.5 million of mortgage indebtedness and the use of borrowings under the Company's line of credit.

         The  Partnership  acquired  all  the  partnership   interests  in  1844
Associates and consequently the Best Western, through the assumption of approximately $1.4 million of mortgage indebtedness and the use of borrowings under the Company's line of credit.

         The  Partnership  acquired  all  the  partnership   interests  in  1544
Associates and consequently the Comfort Inn, through the assumption of approximately $1.2 million of mortgage indebtedness and the use of borrowings under the Company's line of credit.

         Following the acquisition of the hotels, the property was leased by the Partnership to the Lessee. The Lessee is a limited partnership owned by Hasu P. Shah, the Company's Chief Executive Officer, and the Hersha Affiliates. The hotels are leased pursuant to a percentage leases that provides for rent based in part on the room revenues from the hotels. The leases went into effect as of January 1, 2000.

         The following table sets forth (i) the Initial Fixed Rent, (ii) Annual Base Rent and (iii) the annual Percentage Rent formula currently anticipated for these hotels:

Acquired                            Initial          Base
Hotel                               Fixed Rent       Rent              Percentage Rent Formula
-----                               ----------       ----              -----------------------
Hampton Inn & Suites,               $1,040,476       $487,528           51.2%   of  room   revenue   up  to
Hershey, PA                                                             $1,643,560,   plus   65%  of   room
                                                                        revenue in excess of $1,643,560 but
                                                                        less than $1,933,600, plus 29.0% of
                                                                        room    revenue    in   excess   of
                                                                        $1,933,600,   plus   8.0%   of  all
                                                                        non-room revenue.




Best Western,                       $354,301        $143,001            34.5%   of  room   revenue   up  to
Indiana, PA                                                             $726,750,  plus 65% of room revenue
                                                                        in excess of $726,750 but less than
                                                                        $855,000,   plus   29.0%   of  room
                                                                        revenue in excess of $855,000, plus
                                                                        8.0% of all non-room revenue.





Comfort Inn,                        $268,360        $117,043            34.0%   of  room   revenue   up  to
McHenry, MD                                                             $587,350,  plus 65% of room revenue
                                                                        in excess of $587,350 but less than
                                                                        $691,000,   plus   29.0%   of  room
                                                                        Revenue in excess of $691,000, plus
                                                                        8.0% of all non-room revenue.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a) Financial Statements. No financial statements are required to be filed in connection with these acquisitions pursuant to Rule 3-05 of Regulation S-X.

(b) Pro Forma Financial Statements. No pro forma financial statements are required to be filed in connection with this acquisition pursuant to Rule 11-01 of Regulation S-X.

(c) Exhibits. The following exhibits are required by Item 601 of Regulation S-K and are listed below:

          Exhibit No.               Description of Exhibit
          -----------               ----------------------

10.1      Contribution Agreement - Hampton Inn & Suites, Hershey, Pennsylvania

10.2      Contribution Agreement - Best Western, Indiana, Pennsylvania

10.3      Contribution Agreement - Comfort Inn, McHenry, Maryland

10.4 Form of Percentage Lease for the Hampton Inn & Suites, Best Western and Comfort Inn

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            HERSHA HOSPITALITY TRUST


Date:    March 23, 2000                     By:    /s/ Hasu P. Shah
                                                -----------------------------
                                                     Hasu P. Shah
                                                     Chief Executive Officer